UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2007

ECOTALITY, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-50983	68-0515422
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6821 E. Thomas Road
Scottsdale, Arizona	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:		(480) 219-5005

(Former Name or Former Address, if Changed Since Last Report)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 6, 2007, the Registrant signed a stock purchase agreement with Donald Karner and Kevin Morrow, whereby the Registrant purchased all of the issued and outstanding capital stock of Electric Transportation Engineering Corporation, as well as its affiliated company Clarity Group (both of which are collectively referred to as “ETEC”).  ETEC provides technical support and field services for all aspects of electric vehicle infrastructure.  ETEC will operate as a subsidiary of the Registrant and there will be no changes to the company’s management team.

The aggregate purchase price for the outstanding capital stock of ETEC is $3,000,000 in cash and 6,500,000 shares of the Registrant’s common stock (the “Shares”).  Of the $3,000,000 in cash to be paid to ETEC, $2,500,000 was due upon closing of the stock purchase agreement and $500,000 will be paid in 10 equal monthly installments, beginning December 1, 2007.  The 6,500,000 shares will be issued in the following manner: 3,250,000 upon the close of the stock purchase agreement and 3,250,000 to be issued on the first anniversary of the closing of the stock purchase agreement, which date shall be November 6, 2008.  The Shares bear a restricted legend and are not subject to piggy back registration rights.  For additional terms and details, please refer to the stock purchase agreement attached as an exhibit to this Form 8-K.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

and

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On November 6, 2007, the Registrant sold an aggregate of $4,117,649 of convertible debentures to four investors.  The notes bear interest at 8% per annum and are due May 6, 2010.  As additional consideration for the notes, the Registrant issued an aggregate of 6,862,748 common stock purchase warrants, each exercisable to purchase one share of common stock at $0.32 per share.

ITEM 5.02 ELECTION OF DIRECTORS

On November 7, 2007, the Registrant appointed Donald Karner as a director to fill a vacancy on its Board of Directors.  Mr. Karner has 30 years of engineering and technical project management experience. 15 years of this experience was in the electric utility industry, where he developed and implemented strategic direction for engineering, operating and maintenance organizations ranging in size from 10 to 3,000 people in nuclear, fossil, environmental and rate-making arenas.  The balance of his experience has been with advanced vehicle design and fueling infrastructure as the president of Electric Transportation Engineering Corporation, which he co-founded in 1996.  Mr. Karner holds a Bachelor of Science degree in Electrical Engineering from Arizona State University and a Master of Science degree in Nuclear Engineering from the University of Arizona. He is also a graduate of the Public Utility Executive Program of the University of Michigan School of Business.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit
2	Stock Purchase Agreement between Ecotality, Inc., Donald Karner and Kevin Morrow
10.1	Security Purchase Agreement
10.2	Security Agreement
10.3	Form of Convertible Debenture
10.4	Registration Rights Agreement
10.5	Form of Warrant
10.6	Lock-Up Agreement
10.7	Subsidiary Guarantee
99	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.
(Registrant)

Signature	Title	Date

/s/ Jonathan R. Read	President and CEO	November 7, 2007
Jonathan R. Read

/s/ Harold Sciotto	Secretary	November 7, 2007
Harold Sciotto

/s/ Barry S. Baer	Chief Financial Officer	November 7, 2007
Barry S. Baer

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